Exhibit 10.1

FIRST AMENDMENT, dated as of June 30, 2014 (“First Amendment”), to the LOAN AND SERVICING AGREEMENT, dated as of May 24, 2013 (prior to the effectiveness of the First Amendment, the “Existing Agreement” and following the effectiveness of the First Amendment, the “Agreement”), among CARLYLE GMS FINANCE SPV LLC, a Delaware limited liability company (the “Borrower”), CARLYLE GMS FINANCE, INC., a Maryland corporation (“Carlyle”), as the Transferor and the Servicer, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party to the Existing Agreement (as defined below), CITIBANK, N.A., as the Collateral Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Account Bank, the Backup Servicer and the Collateral Agent, CITIBANK, N.A. and SUNTRUST ROBINSON HUMPHREY, INC., as the Joint Lead Arrangers and CITIBANK, N.A., as the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

The parties to the Existing Agreement desire to extend and amend the Existing Agreement in the manner set forth herein.

Accordingly, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Existing Agreement.

(a) The defined term “Broadly Syndicated Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety and (ii) substituting therefor the following:

“’Broadly Syndicated Loan Asset’ means a Loan Asset that (i) is a broadly syndicated commercial loan, (ii) has a Tranche Size of $200,000,000 or greater (without consideration of reductions thereon from scheduled amortization payments), and (iii) is either (x) an Initial Unrated Loan Asset, or (y) rated (or will be by both S&P and Moody’s (or the Obligor is rated by S&P and Moody’s) as of the Cut-Off Date relating thereto, and such ratings are not lower than B3 by Moody’s and B- by S&P.”

(b) Clause (d) of the defined term “Concentration Limits” appearing in Section 1.01 of the Existing Agreement is hereby amended by (i) deleting the figure “5%” appearing in the second line of such clause, and (ii) substituting therefor the figure “10%.”

(c) Clauses (r), (s) and (t) of the defined term “Concentration Limits” appearing in Section 1.01 of the Existing Agreement are hereby amended by (i) deleting such clauses in their entirety, and (ii) substituting therefor the following new clauses (r), (s) and (t):

“(r) the sum of Outstanding Loan Balances of all Eligible Loan Assets for which the Senior Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (i) with respect to all Large-Market Loan Assets, is greater than 4.50:1.00, plus (ii) with respect to all Mid-Market Loan Assets, is greater than 3.75:1.00, shall not exceed 15% of the Concentration Test Amount;

(s) the sum of Outstanding Loan Balances of all Unitranche Loan Assets that are Eligible Loan Assets for which the Total Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (and for which the Obligor thereunder has no other senior Indebtedness outstanding) (i) with respect to Unitranche Loan Assets that are Large-Market Loan Assets, is greater than 5.25:1.00, plus (ii) with respect to Unitranche Loan Assets that are Mid-Market Loan Assets, is greater than 4.50:1.00, shall not exceed 10% of the Concentration Test Amount;

(t) the sum of Outstanding Loan Balances of all Eligible Loan Assets for which the Total Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (other than an Obligor subject to the test under clause (s) above) (i) with respect to all Loan Assets, is greater than 6.00:1.00 shall not exceed 10% of the Concentration Test Amount, and (ii) with respect to all Mid-Market Loan Assets, is greater than 5.00:1.00, shall not exceed 5% of the Concentration Test Amount;”

(d) The defined term “Concentration Limits” appearing in Section 1.01 of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (v), (ii) deleting the period at the end of clause (w) and substituting therefor “;”, and (iii) adding he following new clauses (x) and (y) at the end of such defined term:

“(x) the sum of Outstanding Loan Balances of all Cov-Lite Loan Assets that are Eligible Loan Assets (including all Special Cov-Lite Loan Assets) shall not exceed 30% of the Concentration Test Amount; and

(y) the sum of Outstanding Loan Balances of all Special Cov-Lite Loan Assets that are Eligible Loan Assets shall not exceed 5% of the Concentration Test Amount.”

(e) The defined term “Concentration Test Amount” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety and (ii) substituting therefor the following:

“’Concentration Test Amount’ means $350,000,000, until the earlier to occur of (x) the date on which the AOLB equals or exceeds $350,000,000, and (y) November 30, 2014, and (ii) at all times thereafter, the AOLB.

(f) The defined term “Cut-Off Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety and (ii) substituting therefor the following:

“’Cut-Off Date’ means, with respect to each Loan Asset, either (i) the date (which may be the Closing Date) such Loan Asset is Pledged and an Advance based on a Borrowing Base including such Loan Asset is funded hereunder, or (ii) with respect to a Loan Asset that is part of the Collateral Portfolio and either (A) the term of this Agreement is extended, or (B) the term of the Loan Agreement thereunder has been extended during the Revolving Period, the effective date of the amendment extending this Agreement or the term of such Loan Agreement, as applicable (the evaluation as of such Cut-Off Date being in accordance with the Servicing Standard and the valuation practices of the Servicer and relying upon the most recent compliance certificates and financial information provided by each Obligor under Section 6.08(f) or otherwise).

(g) The defined term “Minimum Credit Enhancement” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting the figure “40%” appearing in the seventh line of such defined term, and (ii) substituting therefor the figure “35%”.

(h) The defined term “Scheduled Commitment Termination Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting the date “May 24, 2016” appearing in the first line of such defined term, and (ii) substituting therefor the date “May 24, 2017”.

(i) The defined term “Scheduled Maturity Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting the date “May 24, 2019” appearing in the first line of such defined term, and (ii) substituting therefor the date “May 22, 2020”.

(j) Section 1.01 of the Existing Agreement is hereby amended by adding the following new defined terms and placing them in their appropriate alphabetical order:

“’Bid Price’ means a bid price on a Loan Asset obtained from a bank or a broker-dealer registered under the Securities Exchange Act of 1934 of nationally recognized standing or an Affiliate thereof.

’Cov-Lite Loan Asset’ means a First Lien Loan Asset that is a Broadly Syndicated Loan Asset or a Special Cov-Lite Loan Asset and that does not (i) contain any financial covenants or (ii) require the Obligor thereunder to comply with any Maintenance Covenant (regardless of whether compliance with one or more Incurrence Covenants is otherwise required by the Loan Documents for such Loan Asset); provided that for all purposes other than the determination of the S&P and Moody’s Recovery Rates for such Loan Asset, a Loan Asset described in clause (i) or (ii) above which either contains a cross-default provision to another loan of the underlying Obligor forming part of the same loan facility that requires the underlying Obligor to comply with a Maintenance Covenant will be deemed not to be a Cov-Lite Loan Asset. For the purposes of this definition, “Maintenance Covenant” means a covenant by the Obligor to comply with one or more financial covenants during each reporting period, whether or not such Obligor has taken any specified action, and “Incurrence Covenant” means a covenant by the Obligor to comply with one or more financial covenants only upon the occurrence of certain actions of the Obligor, including a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture.

‘Large-Market Loan Asset” A Loan Asset for which the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is equal to or greater than $25,000,000.

‘Mid-Market Loan Asset” A Loan Asset for which the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is less than $25,000,000.

’Side Quote’ means, with respect to any Loan Asset, bid side quotes for such Loan Asset obtained from one or more of Loan Pricing Corporation, MarkIt Partners or any other nationally recognized loan pricing service selected by the Servicer and approved in writing by the Administrative Agent.

’Special Cov-Lite Loan Asset’ means a Loan Asset that would qualify as a Cov-Lite Loan Asset, except that such Loan Asset (i) does not qualify as a Broadly Syndicated Loan Asset solely because such Loan Asset has a Tranche Size of $150,000,000 or greater but less than $200,000,000 (without consideration of reductions thereon from scheduled amortization payments), or (ii) has only one current Bid Price or a Side Quote that is based on only one current Bid Price.”

(k) Section 2.04(a) of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xii), (ii) deleting clause (xiii) in its entirety, and (iii) adding the following new clauses (xiii) and (xiv) at the end of such Section:

“(xiii)	thirteenth, to the Administrative Agent for distribution to each Lender Agent for the account of the applicable Lender, to pay the Advances Outstanding in connection with any voluntary prepayment of Advances hereunder in accordance with Section 2.18(b); and

(xiv) fourteenth, during any Release Period, to the Borrower, any remaining amounts.”

(l) Section 2.04(b) of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (vi), (ii) deleting clause (vii) in its entirety, and (iii) adding the following new clauses (vii) and (viii) at the end of such Section:

“(vii)	seventh, to the Administrative Agent for distribution to each Lender Agent for the account of the applicable Lender, to pay the Advances Outstanding in connection with any voluntary prepayment of Advances hereunder in accordance with Section 2.18(b); and

(viii)	eighth, during any Release Period, to the Borrower, any remaining amounts.”

(m) Section 5.02(h) of the Existing Agreement is hereby amended by (i) deleting such subsection in its entirety and (ii) substituting therefor the following replacement Section 5.02(h):

(h) Use of Proceeds. The Borrower shall not use the proceeds of any Advance other than (x) to finance the acquisition by the Borrower of Collateral Portfolio, or (y) to distribute such proceeds to CGMS (so long as such distribution is permitted pursuant to Section 5.02(m)).

(n) Annex A to the Existing Agreement is hereby amended by (i) deleting such annex in its entirety and (ii) substituting therefor a new Annex A attached to this First Amendment.

(o) Schedule III to the Existing Agreement is hereby amended by (i) deleting clauses II.(z) and (aa) in their entirety and (ii) substituting therefor the following:

“(z)	If the Loan Asset is a Cov-Lite Loan Asset (i) it is a First Lien Loan Asset, (ii) it has an Assigned Value of at least 90%, and (ii) the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is greater than or equal to $50,000,000.

(aa)	[Intentionally Omitted]”

2. Effective Date. This First Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)	The Administrative Agent shall have received a copy of this First Amendment duly executed by each of the Borrower, Carlyle, the Lender Agents, the Conduit Lenders, the Liquidity Banks, the Institutional Lenders, the Collateral Agent, the Joint Lead Arrangers, the Administrative Agent and the Account Bank, Backup Servicer and Collateral Custodian.

(b)	The Administrative Agent shall have received a copy of the assignment and assumption agreement with Royal Bank of Canada and the assignment of Commitments resulting therefrom shall have been duly effected.

(c)	The Administrative Agent shall have received a copy of the amendment to the Transaction Fee Letter, duly executed by each of the Borrower, Carlyle and the Administrative Agent.

3. Miscellaneous.

(a) Amended Terms. On and after the date hereof, all references to the Agreement in each of the Transaction Documents shall hereafter mean the Agreement as amended by this First Amendment. Except as specifically amended hereby or otherwise agreed, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b) Representations and Warranties of the Borrower and Servicer. Each of the Borrower and the Servicer, severally, for itself only, represents and warrants as of the date of this First Amendment as follows:

(i) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

(ii) This First Amendment has been duly executed and delivered by such Person and each of this First Amendment and the Agreement, as amended by this First Amendment constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or first party is required in connection with the execution, delivery or performance by such Person of this First Amendment other than such as has been met or obtained and are in full force and effect.

(iv) The representations and warranties set forth in Sections 4.01, 4.02 and 4.03 of the Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(v) No event has occurred and is continuing which constitutes a Event of Default or an Unmatured Event of Default.

(c) Transaction Document. This First Amendment shall constitute a Transaction Document under the terms of the Agreement.

(d) Counterparts; Electronic Signatures; Severability; Integration. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

(e) GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(f) Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Administrative Agent, each Lender, the Lender Agents, the Collateral Agent, the Account Bank, the Collateral Custodian and their respective successors and permitted assigns.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

THE BORROWER:

CARLYLE GMS FINANCE SPV LLC

By:

	Name:	Karen Vejseli
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE SERVICER:

CARLYLE GMS FINANCE, INC.

By:

	Name:	Karen Vejseli
	Title:	Chief Financial Officer

THE TRANSFEROR:

CARLYLE GMS FINANCE, INC.

By:

	Name:	Karen Vejseli
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:

	Name:	Linda Moses
	Title:	Vice President

THE COLLATERAL AGENT:

CITIBANK, N.A.

By:

	Name:	Linda Moses
	Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ACCOUNT BANK, COLLATERAL CUSTODIAN AND,

COLLATERAL ADMINISTRATOR:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

	Name:	Michael Roth
	Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

	Name:	Marie E. Carrell
	Title:	Assistant Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

CONDUIT LENDER:

CRC FUNDING, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:

	Name:	Linda Moses
	Title:	Vice President

CRC Funding, LLC

c/o Citibank, N.A.

750 Washington Boulevard

Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LIQUIDITY BANK AND CONDUIT LENDER:

CIESCO, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:

	Name:	Linda Moses
	Title:	Vice President

CIESCO, LLC

c/o Citibank, N.A.

750 Washington Boulevard

Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

CONDUIT LENDER:

CHARTA, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:

	Name:	Linda Moses
	Title:	Vice President

CHARTA, LLC

c/o Citibank, N.A.

750 Washington Boulevard

Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

CONDUIT LENDER:

CAFCO, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:

	Name:	Linda Moses
	Title:	Vice President

CAFCO, LLC

c/o Citibank, N.A.

750 Washington Boulevard

Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER AGENT:

CITIBANK, N.A.

By:

Name:	Linda Moses
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:

SUNTRUST BANK

By:

Name:	Emily Shields
Title:	First Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER AGENT:

SUNTRUST BANK

By:

Name:	Emily Shields
Title:	First Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Lawrence Beller
Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Lawrence Beller
Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:

KEY EQUIPMENT FINANCE, a division of Keybank National Association

By:

Name:	Richard Andersen
Title:	Designated Signer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER AGENT:

KEY EQUIPMENT FINANCE, a division of Keybank National Association

By:

Name:	Richard Andersen
Title:	Designated Signer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:

STATE STREET BANK AND TRUST COMPANY

By:

Name:	Emma Wallace
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER AGENT:

STATE STREET BANK AND TRUST COMPANY

By:

Name:	Emma Wallace
Title:	Vice President

Annex A

Commitments

Liquidity Bank or Institutional Lender	Name of Institution	Commitment

Liquidity Bank	Ciesco, LLC	$150,000,000

Institutional Lender	SunTrust Bank	$100,000,000

Institutional Lender	PNC Bank, National Association	$80,000,000

Institutional Lender	State Street Bank and Trust Company	$45,000,000

Institutional Lender	Key Equipment Finance, a division of Keybank National Association.	$25,000,000

AGGREGATE COMMITMENT		$400,000,000